FIFTH AMENDMENT TO REVOLVING
CREDIT AGREEMENT AND ASSIGNMENT

        THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this “Fifth Amendment”) made as of January 30, 2004, by and among LEAF FINANCIAL CORPORATION, a Delaware corporation with offices at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 (“Leaf Financial”) and LEAF FUNDING, INC., a Delaware corporation with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 (“Leaf Funding, Inc.”, and together with Leaf Financial, each a “Debtor” and, collectively, the “Debtors”) and NATIONAL CITY BANK, a national banking association with offices at One South Broad, 13th Floor, Philadelphia, Pennsylvania 19107 (“Secured Party”).

BACKGROUND

           A.        On June 11, 2002, Leaf Financial and Secured Party entered into that certain Revolving Credit Agreement and Assignment (the “Original Agreement”) a copy of which is attached hereto and made a part hereof as Exhibit “A”, pursuant to which Secured Party promised from time to time to make loans to Leaf Financial in exchange for Leaf Financial’s grant of a security interest and an assignment to Secured Party of all Leaf Financial’s right, title and interest in certain Collateral (as defined in Section 2(a) of the Original Agreement), evidenced by that certain Master Note of even date therewith between Leaf Financial and Secured Party (the “Master Note”).

           B.        On March 28, 2003, Leaf Financial, Lease Equity Appreciation Fund I, L.P., a Delaware limited partnership (“Leaf I”), Leaf Funding, LLC, a Delaware limited liability company (“Leaf Funding, LLC”), and Secured Party entered into that certain First Amendment to the Original Agreement (the “First Amendment”), a copy of which is attached hereto and made a part hereof as Exhibit “B”, which amended certain provisions of the Original Agreement and which was evidenced by that certain Amended and Restated Master Note of even date therewith (the “Amended and Restated Master Note”).

           C.        On April 1, 2003, Leaf Financial, Leaf I, Leaf Funding, LLC, Leaf Funding, Inc. and Secured Party entered into that certain Second Amendment to the Original Agreement (the “Second Amendment”), a copy of which is attached hereto and made a part hereof as Exhibit “C”, which amended certain provisions of the Original Agreement, as amended, and which was evidenced by that certain Amendment to Amended and Restated Master Note of even date therewith.

           D.        On June 6, 2003, Leaf Financial, Leaf I, Leaf Funding, Inc. and Secured Party entered into that certain Extension to Revolving Credit Agreement and Assignment (the “Extension”), a copy of which is attached hereto and made a part hereof as Exhibit “D”, which extended the term of the Original Agreement, as amended, for a specified period of time.

           E.        On August 1, 2003, Leaf Financial, Leaf I, Leaf Funding, Inc. and Secured Party executed an extension letter (the “August 1st Letter”), a copy of which is attached hereto and made a part hereof as Exhibit “E”, which extended the term of the Original Agreement, as amended, until September 30, 2003.

           F.        On September 29, 2003, Leaf Financial, Leaf I, Leaf Funding, Inc. and Secured Party entered into that certain Third Amendment to Revolving Credit Agreement and Assignment (the “Third Amendment”), a copy of which is attached hereto and made a part hereof as Exhibit “F”, which, inter alia, extended the term of the Agreement until December 31, 2003.

           G.        On December 19, 2003, Leaf Financial, Leaf I, Leaf Funding, Inc. and Secured Party entered into that certain Fourth Amendment to Revolving Credit Agreement and Assignment (the “Fourth Amendment” and together with the Original Agreement, the First Amendment, the Second Amendment, the Extension, the August 1st Letter and the Third Amendment, the “Agreement”), a copy of which is attached hereto and made a part hereof as Exhibit “G”, which, inter alia, removed Leaf I as a debtor under the Agreement and extended the term of the Agreement until January 31, 2004, and which was evidenced by that certain Master Note of even date therewith.

           H.        Debtors and Secured Party mutually desire to further amend the Agreement and are entering into this Fifth Amendment to set forth their entire understanding and agreement with respect thereto.

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement is further amended as follows:

           A.        Amendment. The Agreement is hereby further amended to provide that the “Commitment Termination Date”, as defined in the Agreement, shall be extended until January 31, 2005, or such other date as to which Secured Party shall agree in writing.

           B.        Consent. Secured Party hereby consents to the foregoing Amendment and waives all prohibitions thereto in the Agreement. Such consent and waiver does not, however, constitute a waiver to any future actions prohibited by the Agreement.

          C.        General Provisions.

                                     1.     Except as expressly set forth herein, the Agreement remains unmodified and will continue in full force and effect. The parties hereto will construe all other provisions of the Agreement to give effect to the provisions hereof.

                                     2.     This Fifth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their nominees, successors and assigns.

                                     3.     This Fifth Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

                                     4.     This Fifth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties have executed and delivered this Fifth Amendment to Revolving Credit Agreement and Assignment as of the date first above written.

Address for Notices: 1845 Walnut Street, 10th Floor Philadelphia, PA 19103	LEAF FINANCIAL CORPORATION, a Delaware corporation
By:_______________________________ Miles Herman, President

Address for Notices: c/o Leaf Financial Corporation 1845 Walnut Street, 10th Floor Philadelphia, PA 19103	LEAF FUNDING, INC., a Delaware corporation
By:_______________________________ Miles Herman, Senior Vice President

SECURED PARTY: NATIONAL CITY BANK, a national banking association
By:_______________________________ Name: Title: